THE SHEFFIELD FUNDS, INC.
=============================================================================



April 30, 1998

Dear Shareholder:

The stock and bond markets continued their winning ways during the past six months as economic conditions in the U.S. continued to be robust. Economic problems throughout Asia have had varying impacts on different industry groups, with high-technology companies continuing to bear the brunt of the Asian slowdown.

The Federal Reserve, while holding short-term interest rates steady for the present, continues to send out warnings that interest rates will probably rise later this year should the economy continue to grow at its current rate.

TOTAL RETURN FUND
PHILOSOPHY
The Total Return Fund is a broadly diversified portfolio invested in securities across all economic sectors, as illustrated in the chart. Within each sector, we attempt to select companies which are experiencing increasing cash flow returns on their invested capital.

		      Industry Sector Analysis

				       4/30/98     10/31/97
				       -------     --------
     Basic Materials                     3.9%         5.6%
     Energy                             11.7%        11.6%
     Industrial                         14.8%        16.6%
     Conglomerates                       2.7%         2.8%
     Consumer Cyclical                   9.6%         7.3%
     Consumer Non Cyclical              16.7%        15.8%
     Technology                         19.7%        19.3%
     Financial                          15.2%        17.3%
     Utilities                           5.7%         3.8%


Furthermore, we seek out those companies experiencing faster earnings growth rates and faster dividend growth rates than the overall stock market. Growth rates alone, however, do not make for a superior investment opportunity, as it is easy to overpay for expected future growth. Our stock valuation model therefore aides us in determining whether the current price of a stock is reasonable relative to its expected future growth rate and other factors.

PERFORMANCE
The Fund's asset mix experienced only modest changes during the past six months. As illustrated in the chart on this page, our financial sector stock percentage was reduced primarily because of the liquidation of our Beneficial Finance Company ownership as a result of a takeover. Selling activity occurred in a number of other stocks, including Illinois Central (due to a takeover) and Dollar General, Monsanto, Stanley Works and Accustaff (sale price targets achieved).

In spite of strong gains across a number of industries, the Fund under-performed the S&P for the six-month period with a return of 16.6% as compared to 22.5% for the S&P 500. The primary culprit was the Fund's significant holdings of oil service stocks. The price of oil, which had held steady during the first three quarters of 1997, began a precipitous decline in October. From a level of approximately $21 a barrel, oil fell to its present level of approximately $15 per barrel. The Fund was, and remains, over-weighted in oil service stocks. In spite of the oil price decline, many of the companies that service the oil and gas drilling industry continue to experience strong increases in earnings. Our emphasis has been to invest in those companies that service the offshore drilling market and that provide technological services which help to lower the cost of finding and lifting oil and gas from the ground.

While earnings are rising at very rapid rates for the companies we own, short-sighted investors have dumped these stocks as the price of oil has declined. We have chosen to ride out the storm by maintaining our holdings in the face of 25-40% declines in their prices. In fact, we believe many of these stocks are substantially undervalued in a stock market which is generally acknowledged to be fully priced.

INTERMEDIATE TERM BOND FUND
PHILOSOPHY
Our investment goals for this Fund are twofold. First, we seek to manage a portfolio of investment quality, intermediate-term corporate bonds. Intermediate-term bonds have demonstrated a history of generating higher total returns with lower volatility over long periods of time than have long-term bonds. Our Fund seeks to participate in this investment phenomena. Second, we seek a modest degree of capital appreciation by investing a small portion of our assets in two other types of investments. The first type is convertible securities including convertible bonds and convertible preferred stocks. Second, we invest a modest portion of the Bond Fund's assets in high-yielding common stocks.

Out of the broad universe of fixed- and variable-rate instruments traded in the marketplace, our Fund focuses primarily on investment-quality corporate bonds which typically mature in from one-to-ten years. We can, and do, buy bonds with maturity dates exceeding ten years as long as the average maturity of our entire bond portfolio does not exceed seven years. By concentrating on intermediate-term bonds rather than longer-term bonds, our Fund's current yield is never as high as it could be, but we avoid the extreme volatility experienced by longer-term bonds when interest rates fluctuate. Our stock holdings are acquired for the purpose of obtaining long-term capital gains coupled with high dividend yields relative to the yield of the overall stock market. Our philosophy anticipates that the capital appreciation we seek from our stock and convertible security holdings will help to offset the operating expenses incurred by the Fund over a three-to-five year period of time.

Finally, we can acquire adjustable rate securities. Typically, the income paid on these securities will change as the general level of interest rates change. Adjustable rate securities are attractive during periods of rising interest rates as these securities are more likely to hold their value vis a vis fixed-rate bonds. On the contrary, when interest rates decline, fixed-rate bonds will generally realize more significant price appreciation than will adjustable rate securities. The Bond Fund does not own any variable-rate securities at this time.

PERFORMANCE
Interest rates have experienced a negligible decline during the past six months for intermediate and long-term bonds. The interest rate on short-term paper (3 months to 2 years) remained virtually unchanged during this period. As a result, bond returns have been very unexciting. The bond fund's total return was 3.1% which compares favorably with the 3.3% return of the Lehman Corporate Intermediate Bond Index.

Very truly yours,


Roger A. Sheffield, CFA                         Caroline L. Scott, CFA
President                                       Treasurer




SHEFFIELD TOTAL RETURN FUND
Portfolio of Investments
April 30, 1998
(unaudited)
--------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (0.6%)                       PAR            VALUE
--------------------------------------------------------------------------
UMB Bank Money Market
(cost - $89,287)                               $ 89,287          $89,287
Cash pledged as collateral on option sold+
(cost - $90,000)                                 90,000           90,000
								 -------
								 179,287
--------------------------------------------------------------------------
COMMON STOCKS (96.5%)                            SHARES
--------------------------------------------------------------------------
AEROSPACE - 1.1%
Precision Castparts Corp.                         5,630          349,764
								 -------


AUTO/TRUCK PARTS - 4.3%
Borg Warner Automotive                            6,000          373,125
Eaton Corp.                                       4,000          369,500
Goodyear Tire & Rubber Co.                        3,100          217,000
Magna International, Inc., Class A                4,300          320,619
							       ---------
							       1,280,244
							       ---------


BANKING - 5.5%
BankAmerica Corp.                                 4,000          341,500
Citicorp                                          2,200          331,100
First Union Corp.                                 8,200          495,075
NationsBank Corp.                                 6,280          477,280
							       ---------
							       1,644,955
							       ---------


BEVERAGES - 2.6%
Coca-Cola Co.                                     5,600          424,900
Pepsico, Inc.                                     9,000          357,188
								 -------
								 782,088
								 -------


BUILDING MATERIALS/CONSTRUCTION - 3.1%
Masco Corp.                                       6,770          392,660
PPG Industries, Inc.                              7,600          537,225
								 -------
								 929,885
								 -------


CHEMICALS - 3.8%
   Basic - 1.4%
   DuPont E.I. De Nemours & Co.                   6,000          436,875
								 -------
   Specialty - 2.4%
   Avery Dennison Corp.                           8,000          419,000
   Ecolab, Inc.                                   9,400          297,862
								 -------
								 716,862
								 -------


COMPUTER HARDWARE - 3.7%
Cisco Systems, Inc.*+                             6,600          483,450
SCI Systems, Inc.*                                9,000          370,687
Unisys Corp.                                     12,000          267,750
							       ---------
							       1,121,887
							       ---------


COMPUTER SOFTWARE - 4.2%
Microsoft Corp.*                                  4,600          414,575
Network Associates, Inc.*                         5,810          397,985
Parametric Technology Corp.*                     14,000          447,563
							       ---------
							       1,260,123
							       ---------


--------------------------------------------------------------------------
COMMON STOCKS - CONTINUED                        SHARES            VALUE
--------------------------------------------------------------------------
DIVERSIFIED - 2.6%
Allied Signal, Inc.                               8,800          385,550
Textron, Inc.                                     5,200          406,900
								 -------
								 792,450
								 -------

ELECTRICAL EQUIPMENT - 3.1%
Baldor Electric Co.                              14,320          375,900
Honeywell, Inc.                                   5,900          549,437
								 -------
								 925,337
								 -------


ELECTRONICS - 1.2%
Harris Corp.                                      7,700          372,487
								 -------


ELECTRONICS - SEMICONDUCTOR - 3.2%
Applied Materials, Inc.*                          7,000          252,875
Intel Corp.                                       3,540          286,076
Linear Technology Corp.+                          5,100          410,550
								 -------
								 949,501
								 -------


FINANCIAL SERVICES - 3.4%
Franklin Resources, Inc.                         11,100          596,625
MGIC Investment Corp.                             6,800          428,400
							       ---------
							       1,025,025
							       ---------


ENTERTAINMENT/LEISURE - 2.3%
Brunswick Corp.                                   9,100          295,750
Mattel, Inc.                                     10,000          383,125
								 -------
								 678,875
								 -------


FOOD PRODUCTS - 2.2%
Hershey Foods Corp.                               5,000          366,250
Philip Morris Cos.                                8,000          297,000
								 -------
								 663,250
								 -------


HOUSEHOLD/OFFICE FURNISHINGS - 1.4%
Leggett & Platt, Inc.                             8,000          415,500
								 -------


HOMEBUILDING - 1.0%
Oakwood Homes Corp.                              11,100          312,881
								 -------


HOUSEHOLD PRODUCTS - 2.8%
Colgate Palmolive Co.                             4,200          376,688
Procter & Gamble Co.                              5,600          460,250
								 -------
								 836,938
								 -------


INSURANCE - 5.6%
Allstate Corp.                                    5,000          481,250
Cigna Corp.                                       1,700          351,794
Reliastar Financial Corp.                        13,240          604,075
SunAmerica, Inc.                                  4,800          239,700
							       ---------
							       1,676,819
							       ---------


--------------------------------------------------------------------------
COMMON STOCKS - CONTINUED                        SHARES            VALUE
--------------------------------------------------------------------------
MANUFACTURING - 7.1%
Deere & Co.                                       6,000         $350,625
Donaldson Co., Inc.                              11,000          279,125
Dover Corp.                                      10,000          395,000
Illinois Tool Work, Inc.                          6,400          451,200
Manitowoc, Inc.                                   7,650          356,681
Parker Hannifin Corp.                             7,140          317,730
							       ---------
							       2,150,361
							       ---------


MEDICAL - PHARMACEUTICAL - 6.8%
Abbott Laboratories                               5,500          402,188
ICN Pharmaceuticals                               9,150          450,638
Medtronic Inc.+                                   6,000          318,000
Merck & Co.                                       3,350          403,675
Schering Plough Corp.                             6,000          481,875
							       ---------
							       2,056,376
							       ---------


OFFICE EQUIPMENT - 4.8%
Diebold, Inc.                                     9,700          397,700
Pitney Bowes, Inc.                                7,000          336,000
Xerox Corp.                                       6,300          715,050
							       ---------
							       1,448,750
							       ---------


PETROLEUM (INTEGRATED) - 4.0%
Exxon Corp.                                       6,000          438,375
Mobil Corp.                                       4,780          378,218
Tosco Corp.                                      10,500          374,062
							       ---------
							       1,190,655
							       ---------


OILFIELD SERVICES/EQUIPMENT - 4.7%
Global Marine, Inc.                              16,000          374,000
Helmerich & Payne                                10,000          305,000
National Oilwell, Inc.*                           8,000          303,500
Smith International, Inc.                         3,100          182,125
Tidewater, Inc.                                   5,920          234,580
							       ---------
							       1,399,205
							       ---------


RETAIL - 2.6%
   DEPARTMENT STORES - 1.6%
   Wal-Mart Stores, Inc.                          9,680          489,445
								 -------


   GROCERY - 1.0%
   Albertsons, Inc.                               6,000          300,375
								 -------


SAVINGS AND LOANS - 0.7%
John Hancock Bank & Thrift
     Opportunity Fund                            15,460          204,845
								 -------


TELEPHONE - 5.7%
Ameritech Corp.                                  12,600          536,287
Bell Atlantic Corp.                               5,380          503,366
Cincinnati Bell, Inc.                            12,600          481,950
Worldcom, Inc.*                                   4,500          192,516
							       ---------
							       1,714,119
							       ---------


--------------------------------------------------------------------------
COMMON STOCKS - CONTINUED                        SHARES            VALUE
--------------------------------------------------------------------------
UTILITIES - NATURAL GAS - 3.0%
Columbia Gas Systems, Inc.                        4,500        $ 365,625
Williams Co., Inc.                               17,024          541,575
								 -------
								 907,200
								 -------


--------------------------------------------------------------------------
TOTAL COMMON STOCKS
(cost - $16,758,137)                                         $29,033,077
--------------------------------------------------------------------------


--------------------------------------------------------------------------
CORPORATE BONDS AND NOTES - (2.7%)                  PAR            VALUE
--------------------------------------------------------------------------
Adaptec Inc. 4.75% Conv. Sub. Notes
   2/1/04                                      $200,000         $169,000
Dura Pharmaceuticals, Inc. 3.5% Conv.
   Sub. Notes  7/15/02                         $400,000         $339,000
National Data Corp 5.0% Conv. Sub.
   Notes 11/1/03                               $100,000         $102,500
Thermo Instrument Systems 4.5% Conv.
   Deb. 10/15/03                               $200,000         $206,750
								--------
--------------------------------------------------------------------------
Total Bonds and Notes
(cost $872,950)                                                 $817,250
--------------------------------------------------------------------------


--------------------------------------------------------------------------
TOTAL INVESTMENTS (99.8%)
(cost $17,810,374)                                           $30,029,614
--------------------------------------------------------------------------


--------------------------------------------------------------------------
OPTIONS OUTSTANDING (0%)                         SHARES            VALUE
--------------------------------------------------------------------------
OPTIONS SOLD
Cisco Systems, Inc. Call Jun/70                    2500         ($15,937)
Linear Technology Corp. Call Jun/85                2200           (8,250)
Medtronic, Inc. Call Aug/50                        3500          (18,375)
Seagate Technology Inc. Put Jan'99/20              4500           (6,750)
								---------
								($49,312)
								---------

OPTIONS PURCHASED
Seagate Technology, Inc. Call Jan'99/25            9000          $49,500
								 -------

--------------------------------------------------------------------------
TOTAL OPTIONS OUTSTANDING
(Premiums received - $53,154)
(Premiums paid - $54,270)                                           $188
--------------------------------------------------------------------------

--------------------------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES (0.2%)                            $70,830
--------------------------------------------------------------------------

--------------------------------------------------------------------------
NET ASSETS (100%)                                            $30,100,632
--------------------------------------------------------------------------

--------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                         $19.09
								  ======
--------------------------------------------------------------------------
* Non-income producing.
+ Portion of the security is segregated as collateral for options outstanding. Aggregate value of segregated securities - $635,725




SHEFFIELD INTERMEDIATE TERM BOND FUND
Portfolio of Investments
April 30, 1998
(unaudited)

--------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (0.4%)                       PAR            VALUE
--------------------------------------------------------------------------
UMB Bank Money Market
(cost - $33,255)                                $33,255          $33,255
--------------------------------------------------------------------------

--------------------------------------------------------------------------
COMMON STOCKS (11.6%)                            SHARES
--------------------------------------------------------------------------
AUTO - 1.2%
General Motors Corp.                              1,450          $97,694
								 -------


BANKING - 1.4%
JP Morgan & Co.                                     900          118,125
								 -------


CHEMICALS - 2.2%
DuPont (E.I.) Denemours & Co.                     1,330           96,841
Minnesota Mining & Mfg. Co.                         855           80,690
								 -------
								 177,531
								 -------


ELECTRICAL EQUIPMENT -  1.0%
Eastman Kodak Co.                                 1,100           79,406
								  ------


FOOD PRODUCTS - 1.1%
Philip Morris Cos.                                2,475           91,884
								  ------


PETROLEUM (INTEGRATED) - 2.4%
Chevron Corp.                                       905           74,832
Exxon Corp.                                       1,690          123,476
								 -------
								 198,308
								 -------


PAPER & FOREST PRODUCTS - 1.1%
International Paper Co.                           1,700           88,719
								  ------


TELEPHONE - 1.2%
AT&T Corp.                                        1,600           96,200
								  ------


--------------------------------------------------------------------------
Total Common Stocks
(cost - $569,934)                                               $947,867
--------------------------------------------------------------------------
--------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (89.8%)                   PAR            VALUE
--------------------------------------------------------------------------
AEROSPACE - 5.0%
Lockheed Martin Corp. 7.25% Guaranteed
     Notes 5/15/06                             $100,000         $105,042
Raytheon Co. 6.50% Notes 7/15/05                300,000          302,718
								 -------
								 407,760
								 -------


AUTO/TRUCK PARTS - 1.8%
ITT Corp. Nevada 6.75% Notes 11/15/05           150,000          144,636
								 -------


COMMERCIAL SERVICES - 11.7%
Browning-Ferris Industries, Inc. 6.375%
     Notes 1/15/08                              150,000          149,372
Ford Motor Credit 6.125% Notes 1/09/06          300,000          296,670


--------------------------------------------------------------------------
CORPORATE BONDS AND NOTES - CONTINUED               PAR            VALUE
--------------------------------------------------------------------------
COMMERCIAL SERVICES (CONT.)
MBNA Corporation 6.875% Sr. Notes
     6/01/05                                   $250,000         $254,815
National Data Corp. 5.0% Conv. Sub.
     Notes 11/01/03                             100,000          102,500
Service Corp. International 6.875%
     Notes 10/01/07                             150,000          153,178
								 -------
								 956,535
								 -------


BANKING - 7.4%
Banc One Corp. 7.25% Sub. Notes
     8/01/02                                    250,000          259,075
Bankers Trust NY Corp. 7.375%  Sub.
     Notes 5/01/08                               45,000           47,413
Chase Manhattan Corp. 7.125%  Sub.
     Notes 2/01/07                              115,000          119,875
First Union National Bank Newark
     7.125% Med. Term Notes 10/01/06            100,000          104,366
Wells Fargo & Co. 7.125% Sub. Deb.
     8/15/06                                     70,000           73,136
								 -------
								 603,865
								 -------


COMPUTER SYSTEMS - 2.8%
Adaptec Inc. 4.75%  Conv. Sub. Notes
      02/01/04                                  150,000          126,750
International Business Machines Corp.
      6.375% Notes  6/15/00                     100,000          100,899
								 -------
								 227,649
								 -------
CONTAINERS - 3.1%
Crown Cork and Seal Co. 6.75% Notes
     4/15/03                                    250,000          254,020
								 -------


ELECTRICAL EQUIPMENT - 4.4%
Honeywell, Inc. 7.00% Notes 3/15/07             200,000          209,300
Rockwell International Corp. 6.15% Sr.
     Notes 1/15/08                              150,000          149,102
								 -------
								 358,402
								 -------


ELECTRONICS - 1.3%
Thermo Instrument 4.5% Conv. Deb.
     10/15/03                                   100,000          103,375
								 -------


ELECTRONICS - SEMICONDUCTOR - 2.5%
Applied Material 8.00% Sr. Notes
     9/01/04                                    190,000          204,987
								 -------


FINANCIAL SERVICES - 9.6%
Bear Stearns Co. 6.7% Sr. Notes 8/01/03         200,000          203,494
Countrywide Funding Corp.  6.875%
     Notes 9/15/05                              200,000          202,970


--------------------------------------------------------------------------
CORPORATE BONDS AND NOTES - CONTINUED               PAR            VALUE
--------------------------------------------------------------------------
FINANCIAL SERVICES - 9.6% (CONT.)
CUC International Inc. 3.0% Conv. Sub.
     Notes 2/15/02                              150,000          157,500
Dean Witter Discover & Co. 6.3% Notes
     1/15/06                                    220,000          218,814
								 -------
								 782,778
								 -------


FOOD - 7.8%
Nabisco Inc. 7.05% Notes 7/15/07                150,000          153,902
Philip Morris Cos., Inc. 6.375% Notes
     2/01/06                                    250,000          246,710
Tyson Foods, Inc. 6.08% Notes 2/01/00           235,000          234,323
								 -------
								 634,935
								 -------


MEDICAL - 1.5%
Dura Pharmaceuticals, Inc. 3.5%  Conv.
     Sub. Notes 7/15/02                         150,000          127,125
								 -------


OIL & GAS - 3.0%
KN Energy, Inc. 6.8% Sr. Notes 3/01/08          250,000          249,975
								 -------


PERSONAL & BUSINESS CREDIT - 12.7%
Associate Corp. of N. America 6.375% Sr.
     Notes 10/15/02                             250,000          251,625
Household Financial Corp. 6.7% Notes
     6/15/02                                    180,000          182,119
Sears Roebuck Acceptance Corp. 6.7%
     Notes 9/18/07                              240,000          243,427
Sears Roebuck Acceptance Corp. 6.75%
     Notes 9/15/05                              150,000          152,793
Transamerica Financial Corp. 7.5% Sr.
     Notes 3/15/04                              200,000          210,842
							       ---------
							       1,040,806
							       ---------


RETAIL - SPECIALTY - .6%
Fruit of the Loom Inc. 7.875% Sr. Notes
     10/15/99                                    50,000           50,468
								  ------


UTILITIES - ELECTRIC & GAS - 1.7%
Baltimore Gas & Electric Co. 6.5% 1st
     Ref. Mortgage Bonds 2/15/03                140,000          142,048
								 -------


UTILITIES - NATURAL GAS - 2.4%
Williams Corp. 6.25% Deb. 2/01/06               200,000          197,454
								 -------


UTILITIES - TELEPHONE - 10.5%
Airtouch Communication, Inc. 7.0% Notes
     10/01/03                                   150,000          154,688
GTE Hawaiian Telephone 6.75% 1st
     Mortgage 2/15/05                           300,000          306,762
GTE North, Inc. 6.375% Deb. 2/15/10             250,000          246,597
Pacific Bell 5.875% Deb. 2/15/06                154,000          150,224
								 -------
								 858,271
								 -------


--------------------------------------------------------------------------
Total Bonds and Notes
(cost - $7,221,413)                                           $7,345,089
--------------------------------------------------------------------------

--------------------------------------------------------------------------
TOTAL INVESTMENTS (101.8%)
(cost - $7,824,602)                                           $8,326,211
--------------------------------------------------------------------------

--------------------------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES (-1.8%)                         ($148,179)
--------------------------------------------------------------------------

--------------------------------------------------------------------------
NET ASSETS (100%)                                             $8,178,032
--------------------------------------------------------------------------

--------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                          $9.55
--------------------------------------------------------------------------


See accompanying notes to the financial statements.





FINANCIAL STATEMENTS
-------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------
					       Sheffield         Sheffield
						 Total         Intermediate
						Return           Term Bond
						 Fund              Fund
					      ---------        ------------

ASSETS:

Investments at value (cost of
   $17,810,374 and $7,824,602,
   respectively)                            $30,029,614       $8,326,211
Receivables:
   Interest                                       7,901          104,087
   Dividends                                     24,971              528
   Portfolio securities sold                    108,958              ---
Outstanding options purchased                    49,500              ---
Prepaid insurance                                 8,748            1,938
					     ----------        ---------
      Total assets                           30,229,692        8,432,764
					     ----------        ---------
LIABILITIES:

Investment securities purchased                     ---          237,278
Outstanding options written                      49,312              ---
Redemptions payable                              43,000              ---
Accrued expenses                                 36,748           17,454
						-------          -------
      Total liabilities                         129,060          254,732
						-------          -------

NET ASSETS CONSISTING OF:

Undistributed net investment income                 ---           23,420
Accumulated net realized gain                 3,080,564          104,796
Unrealized appreciation on investments       12,218,312          501,609
Paid-in capital applicable to
   1,576,830 and 856,715 shares
   outstanding, respectively, of
   $.001 par value capital stock;
   5,000,000 shares authorized in
   each fund                                 14,801,756        7,548,207
					    -----------       ----------
       Net Assets                           $30,100,632       $8,178,032
					    -----------       ----------

NET ASSET VALUE PER SHARE                        $19.09            $9.55
						 ======            =====

See accompanying notes to financial statements.




-------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 998 (UNAUDITED)
-------------------------------------------------------------------------
					       Sheffield         Sheffield
						 Total         Intermediate
						Return           Term Bond
						 Fund              Fund
					     -----------      -------------

INVESTMENT INCOME:

   Interest                                  $   12,920       $  223,963
   Dividends                                    191,865           12,942
						-------          -------
      Total income                              204,785          236,905
						-------          -------

EXPENSES:

   Investment advisory fee                      149,259           38,279
   Investment advisory fee waived                   ---           (9,691)
   Administration fee                            24,000           24,000
   Administrative fee waived                        ---          (12,500)
   Transfer agency fee                            5,000            5,000
   Distribution expenses                          3,287            3,287
   Custodian fees                                 5,838            1,929
   Registration and filing fees                     866              892
   Professional fees                              7,491            9,446
   Directors fees                                 2,400            2,400
   Printing and postage                             799              736
   Insurance expense                              4,944            1,211
   Other                                            901              367
						    ---              ---
      Total expenses                            204,785           65,356
						-------           ------

      Net investment income                         ---          171,549
						-------          -------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:

Net realized gain on investments              3,115,695          104,787
Net realized loss on futures                     (1,403)             ---
Change in unrealized appreciation
   on investments                             1,589,488          (38,011)
					      ---------          -------
      Net gain on investments                 4,703,780           66,776
					      ---------           ------

Net increase in net assets from
   operations                                $4,703,780         $238,325
					     ==========         ========




--------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)
AND FOR THE YEAR ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------
						     Sheffield Total
						       Return Fund
						     ---------------
					      Six Months
						ended         Year ended
					       4/30/98         10/31/97
					       -------         --------

INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                     $      ---       $   50,449
   Net realized gain on investments           3,115,695        3,217,997
   Net realized loss on futures                  (1,403)         (29,618)
   Change in unrealized appreciation
      on investments                          1,589,488        4,138,787
					      ---------        ---------
   Increase in net assets from operations     4,703,780        7,377,615
					      ---------        ---------

Dividends to shareholders from:
   Net investment income                            ---         (140,480)
   Realized gains                            (3,222,107)      (1,393,921)
					     -----------      -----------
Total distributions to shareholders          (3,222,107)      (1,534,401)
					     -----------      -----------
Capital transactions:
   Proceeds from shares issued
      through exchange                          632,603          607,700
   Proceeds from reinvestment of
     dividends                                2,748,803        1,534,401
  Proceeds from other shares sold             1,571,270        3,921,020
  Cost of shares reaquired
     through exchange                        (1,111,174)      (1,428,074)
  Cost of other shares reacquired            (3,848,619)      (7,109,556)
  Decrease in net assets from capital
     share transactions                          (7,117)      (2,474,509)
						 -------      -----------

  TOTAL INCREASE                              1,474,556        3,368,705
					      ---------        ---------
NET ASSETS:
Beginning of period                          28,626,076       25,257,371
					     ----------       ----------
End of period                               $30,100,632      $28,626,076
					    ===========      ===========

Capital transactions in number of shares:
   Shares issued through exchange                36,828           35,258
   Shares issued in connection with
      reinvestment of dividends                 167,202          101,281
   Other shares sold                             88,994          225,193
   Shares reacquired through exchange           (58,789)         (85,920)
   Other shares reacquired                     (206,893)        (407,410)
					       ---------        ---------
   Net increase (decrease) in shares
     outstanding                                 27,342         (131,598)
						 ======         =========


See accompanying notes to financial statements.



-------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
AND FOR THE YEAR ENDED OCTOBER 31, 1996
-------------------------------------------------------------------------

						     Sheffield Total
						       Return Fund
						     ---------------
					      Six Months
						ended         Year ended
					       4/30/98         10/31/97
						-------         --------


INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                       $171,549         $361,056
   Net realized gain on investments             104,787          175,789
   Net realized gain on investments                 ---           (4,672)
   Change in unrealized appreciation
      on investments                            (38,011)         145,812
						--------         -------
 Increase in net assets from
      operations                                238,325          677,985
						-------          -------


Dividends to shareholders from:
   Net investment income                       (175,236)        (361,746)
   Realized gains                              (171,108)        (246,509)
					       ---------        ---------

Total distributions to shareholders            (346,344)        (608,255)
					       ---------        ---------


Capital transactions:
   Proceeds from shares issued
      through exchange                        1,111,174        1,428,074
   Proceeds from reinvestment of
      dividends                                 346,344          608,255
   Proceeds from other shares sold            1,509,650        2,349,300
   Cost of shares reaquired through
      exchange                                 (632,603)        (607,700)
   Cost of other shares reacquired           (1,824,849)      (2,931,312)
					     -----------      -----------

   Increase in net assets from
      capital share transactions                509,716          846,617
						-------          -------


   TOTAL INCREASE                               401,697          916,347
						-------          -------


NET ASSETS:
Beginning of period                           7,776,335        6,859,988
					      ---------        ---------
End of period                                $8,178,032       $7,776,335
					     ==========       ==========

Capital transactions in number of shares:
   Shares issued through exchange               115,109          152,250
   Shares issued in connection with
      reinvestment of dividends                  36,407           64,672
   Other shares sold                            156,187          247,558
   Shares reacquired through exchange           (65,575)         (63,344)
   Other shares reacquired                     (188,971)        (304,822)
					       ---------        ---------

   Net increase in shares outstanding            53,157           96,314
						 ======           ======




-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------
For a share outstanding throughout the period.



								    SHEFFIELD TOTAL RETURN FUND
								    ---------------------------
								       Year ended October 31,

					   Six Months
					      Ended      -------------------------------------------------------------------
					  April 30,1998        1997         1996          1995         1994          1993
					  ----------------------------------------------------------------------------------
Net asset value, beginning of period          $18.47          $15.02       $12.86        $11.53       $12.71        $12.30
					      ------          ------       ------        ------       ------        ------

Income from investment operations:
Net investment income                            .00             .03          .09           .11          .10          .12
Net gains (losses) on securities (both
     realized and unrealized)                   2.72            4.38         2.67          1.68         (.38)        1.75
						----            ----         ----          ----         -----        ----
Total from investment operations                2.72            4.41         2.76          1.79         (.28)        1.87
						----            ----         ----          ----         -----        ----                --       ---      ----

Less Distributions:
Dividends (from net investment income)          (.00)           (.09)        (.11)         (.12)        (.11)        (.12)
Distributions (from realized gains)            (2.10)           (.87)        (.49)         (.34)        (.79)       (1.34)
					       ------           -----        -----         -----        -----       ------
Total distributions                            (2.10)           (.96)        (.60)         (.46)        (.90)       (1.46)
					       ------           -----        -----         -----        -----      ------

Net Asset Value, end of period                $19.09          $18.47       $15.02        $12.86       $11.53       $12.71
					      ======          ======       ======        ======       ======       ======



Total return                                   16.57%          30.79%       22.36%        16.33%       -2.31%       16.59%
Ratios/supplemental data:
Net assets, end of period (000's)            $30,101         $28,626      $25,257       $21,565      $18,185      $27,504
Ratio of expenses to average net assets         1.36%*          1.39%        1.44%         1.60%        1.50%        1.47%
Ratio of net investment income to
   average net assets                            .00%            .18%         .66%          .90%         .83%        1.00%
Portfolio turnover rate                        41.20%*         42.09%       57.17%        55.16%       51.25%      100.28%
Average commission per share+                 $.0722          $.0769       $.0755            (a)          (a)          (a)


*     Annualized

+     Computed by dividing total amount of commission paid by total number of shares purchased and sold during the period for which there was a commission charged.

(a)   Disclosure not applicable to prior periods.

See accompanying notes to financial statements.



---------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout the period.



								  SHEFFIELD INTERMEDIATE TERM BOND FUND
								 -----------------------------------------
									  Year ended October 31,

					   Six Months
					      Ended      ------------------------------------------------------------------
					  April 30,1998        1997         1996          1995         1994         1993
					  ---------------------------------------------------------------------------------
Net asset value, beginning of period           $9.68           $9.70        $9.59         $9.06       $10.14        $9.98
					      ------          ------       ------        ------       ------        ------
Income from investment operations:
Net investment income                            .20             .45          .46           .53          .48          .52



Net gains (losses) on securities (both
   realized and unrealized)                      .10             .37          .24           .60         (.71)         .32
						 ---             ---          ---           ---          ---          ---
Total from investment operations                 .30             .82          .70          1.13         (.23)         .84
						 ---             ---          ---          ----          ---          ---

Less Distributions:
Dividends (from net investment income)          (.23)           (.47)        (.47)         (.57)        (.45)        (.58)
Distributions (from realized gains)             (.20)           (.37)        (.12)         (.03)        (.40)        (.10)
						 ---             ---          ---           ---          ---          ---
Total distributions                             (.43)           (.84)        (.59)         (.60)        (.85)        (.68)
						 ---             ---          ---           ---          ---          ---
Net Asset Value, end of period                 $9.55           $9.68         9.70         $9.59        $9.06       $10.14
					       =====           =====        =====         =====        =====       ======

Total return                                    3.06%           8.97%        7.64%        12.89%       -2.42%        8.73%
Ratios/supplemental data:
Net assets, end of period (000's)             $8,178          $7,776       $6,860        $7,734       $9,284       $7,698
Ratio of expenses to average net assets         1.71%*+         1.69%+       1.86%+        1.78%+       2.08%+       2.04%+
Ratio of net investment income to
   average net assets                           4.48%*           4.87%       4.87%         5.61%        5.01%        5.19%
Portfolio turnover rate                        44.71%*         46.54%       33.65%        34.99%       30.38%       21.70%
Average commission per share++                $.0800          $.0800       $.0791            (a)          (a)          (a)


*    Annualized

+   Without the waiver of advisory and administration fees, the ratios of expenses to average net assets for the Intermediate Term Bond Fund would have been 2.29%, 2.28%, 2.47%, 2.03%, 2.34%, and 2.17%  for the period ending April 30, 1998 and for the years ending 1997, 1996, 1995, 1994, and 1993, respectively.

++  Computed by dividing total amount of commission paid by total number of shares purchased and sold during the period for which there was a commission charged.

(a) Disclosure not applicable to prior periods.

See accompanying notes to financial statements





Notes to Financial Statements
----------------------------------------------------------------------------
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES.  The Sheffield
Funds, Inc. (SFI) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.  SFI consists of two separate funds, the Sheffield Total Return Fund (the "Total Return Fund") and
the Sheffield Intermediate Term Bond Fund (the "Bond Fund"), each of which represents a separate portfolio of investments (collectively, "the Funds").
SFI commenced operations on April 2, 1990.  The following is a summary of significant accounting policies followed by SFI:

A. Security Valuation - Equity securities listed or traded on a national securities exchange are valued at the last sale price on the day of valuation or, if no sale is reported, at the latest bid price. Bonds and other fixed income securities are valued on the basis of prices furnished by an independent pricing service. Convertible bonds are valued at the mean of bid and asked prices if available, or if not available, on the basis of prices furnished by an independent pricing service. Short-term obligations with maturities of sixty days or less are valued at amortized cost, which approximates market.

B. Security Transactions and Related Investment Income - Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes the amortization of discounts and premiums on the purchase of debt securities. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

C. Futures Contracts - The Funds may purchase financial futures contracts in order to invest excess cash or to provide liquidity for redemption requests. The Funds may sell financial futures as a means to reduce market risk. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract.
Subsequent payments ("variation margin") are made or received by the Funds dependent on the daily fluctuations in the value of the unrealized gains and losses on the futures contracts. If the Funds enter into a closing transaction, the Funds will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. The Funds may be subject to risk upon entering into futures contracts resulting from the imperfect correlation of prices between the futures and securities markets. At April 30, 1998, there were no open futures contracts.

D. Option Writing - When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current market value of the option written.
Premiums received from writing options which expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds as writer of an option bear the market risk of an unfavorable change in the price of the security underlying the written option.

E. Federal Income Taxes - No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and make distributions of investment income and net realized capital gain, if any, to relieve it from all federal income taxes.

At April 30, 1998, the aggregate cost of securities for federal income tax purposes for the Total Return Fund was $17,810,374 and net unrealized appreciation aggregated $12,219,240 of which $12,338,111 related to appreciated securities and $118,871 related to depreciated securities. Net depreciation on options outstanding amounted to $928. The aggregate tax cost of securities for the Bond Fund was $7,824,602 and net unrealized appreciation aggregated $501,609, of which $548,311 related to appreciated securities and $46,702 related to depreciated securities.

F. Dividends and Distributions to Shareholders - Dividends and distributions are recorded by the Funds on the ex-dividend date. The primary reason for the difference between net investment income and realized gains and the related distributions relates to the regulatory timing and calculation of distribution.

G. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. INVESTMENT ADVISORY AND OTHER AGREEMENTS.  Sheffield Investment
Management, Inc. (SIMI) serves as the investment adviser, transfer agent and administrator for SFI. Pursuant to the terms of the Investment Advisory
Agreement between SIMI and SFI, SIMI receives an investment advisory fee from each fund. This fee is accrued daily and paid monthly.

The fee is based on an annual rate of 1% of the first $50 million of each fund's net assets; .75% of the next $50 million of net assets and .6% of net assets in excess of $100 million. Beginning April 1, 1993, SIMI has been waiving advisory fees for the Bond Fund to a level of .75% of net assets.
Total advisory fees waived during the six-month period ended April 30, 1998, amounted to approximately $9,700.

SFI has entered into an Administrative Agreement with SIMI pursuant to which
SIMI provides various administrative services required by the Funds.  For its services, SIMI receives a fee from each fund at the annual rate of the greater of .15% of each fund's average daily net assets or the actual cost to SIMI to provide such services up to $48,000 per fund. During the six-month period ended April 30, 1998, SIMI waived administrative fees to the Bond Fund amounting to approximately $12,500.

In accordance with a Transfer Agency Agreement with SFI and SIMI, various services are provided to the stockholders of the Funds. These services include, in part, the processing of purchase and redemption requests, transfer and exchange requests, distributions and general stockholder inquiries. For its services SIMI receives from each fund a monthly fee at an annual rate of the greater of $10,000 per fund or $15 per stockholder account.

Alpha-Line Investments, Inc. (the Underwriter), an affiliate of SIMI, is the principal and underwriter for SFI pursuant to a Distribution Agreement. Each fund has agreed to pay the Underwriter, pursuant to a Rule 12b-1 Plan of Distribution, such amounts as necessary in order to reimburse distribution, maintenance, service cost, and overhead with respect to marketing the shares of each fund. The total allowable amount of fund reimbursement to the Underwriter is limited to .0625% per quarter of each fund's net asset value.

NOTE 3. SECURITIES TRANSACTIONS. For the six-month ended April 30, 1998, purchases and sales proceeds of securities, other than short-term and U.S.
Government Securities, for each of the Funds were as follows:

		 Total Return               Intermediate Term
		     Fund                       Bond Fund
	   ------------------------      ------------------------
	   Purchases    Sales            Purchases    Sales
	   -----------  -----------      -----------  -----------
	   $ 6,205,987  $ 9,822,012      $ 2,256,964  $ 1,601,948

The Total Return Fund had transactions in call options as follows:

					   Number of
					   Contracts   Premiums
					   ---------   --------
Options outstanding at October 31, 1997         12     $  4,464
Options written                                495      146,135
Options bought back                           (300)     (79,785)
Options written - expired                      (80)     (17,659)
Options purchased                              (90)     (54,270)
					       ---      --------
Options outstanding at April 30, 1998           37      $(1,115)
					       ===      ========


NOTE 4.  RELATED PARTY STOCKHOLDERS.  At April 30, 1998, the Sheffield
Investment Management, Inc. Profit Sharing Plan owned 7,251 shares of the
Bond Fund and 15,787 shares of the Total Return Fund. The President of SIMI and related family members owned 3,542 shares of the Total Return Fund.





